Fees Summary	Oct. 28, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 374,440,000.00
Previously Paid Amount	0.00
Total Fee Amount	57,326.76
Total Offset Amount	0.00
Net Fee	$ 57,326.76
Final Prospectus	false